Exhibit 10.16

AMENDMENT NO. 2 TO LEASE AGREEMENT – LOT 1 – TAMARACK SUBDIVISION

THIS AMENDMENT NO. 2 TO LEASE AGREEMENT (this "**Modification**"), is made and entered into effective as of the 1st day of November, 2019 (the "**Effective Date**"), by and between **JAB Industries Ltd, a Colorado LLC aka WildFlower Farms ("Tenant")**, whose address for notice purposes is 5914 Brave Eagle Drive Colorado Springs, CO 80924 and **PW CO CanRE JAB LLC, a Colorado LLC ("Landlord")**, whose address for notice purposes is 301 Winding Road, Old Bethpage, New York 11804.

W I T N E S S E T H:

A. **WHEREAS**, Landlord and Tenant executed and entered into that certain Lease dated the 12th day of July, 2019 ("**Lease No. 1**"), with respect to certain space located at Lot 1, Maverick Subdivision, Ordway, Colorado 81063, containing a stipulated 5.20 acres and approximately 5,616 rentable square feet of greenhouse and other related space ("**Premises**"), all as more particularly described in Lease No. 1; and

B. **WHEREAS**, Landlord and Tenant executed and entered into that certain Lease dated the 12th day of July, 2019 ("**Lease No. 2**"), with respect to certain space located at Lot 18, Tamarack Subdivision, 19977 Tamarack Circle, Ordway, Colorado 81063, containing a stipulated 2.11 acres and approximately 13,000 rentable square feet of greenhouse and other related space ("**Premises**"), all as more particularly described in Lease No. 2; and

C. **WHEREAS**, Landlord and Tenant executed and entered into that certain Amendment No. 1 dated as of July 12, 2019 regarding cross-defaulting Lease No. 1 and Lease No. 2 ("Amendment No. 1"); and

D. **WHEREAS**, Guarantors are the guarantors under that certain Guaranty, dated July 12, 2019 and attached to Lease No. 1 and Lease No. 2 and Amendment No. 1, having been executed and delivered contemporaneously with the full execution of Lease No. 1 and Lease No. 2 (the "**Guarantees**"), pursuant to which Guarantors unconditionally guaranteed to and in favor of the landlord under the Lease from time to time and any successors thereto, including the Landlord, the prompt and complete payment and performance of each and every term, provision, covenant and condition under the Lease to be paid and performed by the tenant thereunder from time to time, as more particularly set forth in the Guarantees; and

E. **WHEREAS**, the parties hereto desire to modify Lease No. 1, together with all rights and obligations contained therein, subject to and in accordance with the following terms and conditions.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. **RECITALS**: The foregoing recitals are true and correct and are incorporated herein by this reference.

2. **BASE RENT**: The parties acknowledge and agree that the Base Rent set forth in Lease No. 1 shall be amended and restated to add the rents shown on Exhibit 2, which represent the rent of the Expansion Space attached hereto and made a part hereof.

3. **EXPANSION**.

a. Grant of Expansion Right and Tenant Obligation. Landlord hereby grants Tenant the right and obligation to expand the Premises by approximately 10,800 square feet as more fully shown on the plans attached hereto as **Exhibit 3A** (the "Expansion"). Tenant shall be fully responsible for the lawful design, permitting, lien-free construction and completion of the Expansion. The Expansion and the design, construction and operations thereof shall comply with all Applicable Law (as defined in Lease No. 1). Upon completion of the Expansion at the Lot 1 Premises, Tenant covenants to design, purchase and install a similar Expansion at the Lot 18 Premises which will be the subject of a separate amendment to such Lot 18 Lease.

b. Landlord Assistance with Funding. As costs are actually incurred by Tenant in connection with the Expansion or as costs are contracted for pursuant to an executed contract, Tenant may present Landlord with such signed contract or with the paid invoices for such costs as shown on the budget attached hereto as **Exhibit 3B (the "Budget")**. Landlord will pay or reimburse Tenant for such reasonably documented expenditures within 30 days of presentment of a signed contract for such costs, all an amount equal to and not in excess of the Budget. Upon completion of the Expansion, Tenant shall provide Landlord with the following within sixty (60) days of such completion: (i) reasonable evidence of a validly issued unconditional certificate of occupancy for the Expansion as provided by the applicable local authorities, (ii) a title insurance bring down search showing the lien free completion of the Expansion dated within sixty (60) days of completion, and (iii) the commencement of operations by Tenant in the Expansion. Tenant acknowledges and agrees to design, purchase and construct the Expansion on or before June 30, 2020 and that all such costs for the Expansion in excess of the Budget shall be Tenant's sole responsibility. All contractors and sub-contractors shall submit standard insurance certificates showing coverage for builder's risk, property damage and liability coverage in standard market rate amounts, such liability coverage to be at least $1,000,000 per occurrence with $5,000,000 in the excess with companies licensed to do business with an A.M. Best ratings of A or better in the State of Colorado.

c. Guarantees. The parties acknowledge and agree that timely and lawful completion of the Expansion is automatically covered by the Guarantees which, by their terms, include Tenant's compliance with the terms of Lease No. 1, but irrespective of such acknowledgement, Guarantors hereby confirm the same by execution of the Amendment to Guaranty attached hereto as Exhibit 3-C.

4. **EXTENSION OPTIONS**.

a. Grant; Term. Landlord hereby grants Tenant, subject to Tenant not being in default or having had an Event of Default declared under Lease No. 1 or under any of the Guarantees execute in connection therewith, the right to renew Lease No. 1 for the term of five (5) additional years (the "First Extension"). So long as Tenant has lawfully exercised its First Extension Right and has not defaulted or had an Event of Default under Lease No. 1 or the Guarantees, Tenant shall also have the right to extend Lease No. 1 for one additional term of five (5) years from the expiration of the First Extension term. Tenant's exercise of the First Extension and the Second Extension shall be made by written notice to Landlord on or before eighteen (18) months from the expiration date of the then applicable term.

b. Rent for Extension. The rent for the Lease Term and each such Extension shall be as set forth on Exhibit 2.

5. **TENANT FINANCIAL STATEMENTS; DEPRECIATION**. Until the Expansion is complete, Tenant covenants and agrees to provide Landlord with monthly financial statements (i.e., balance sheet and income statement) prepared in accordance with GAAP, which includes results for Tenant's related operations located at Colorado Springs, Colorado. In addition to and not bay way of limitation of the foregoing, Tenant covenants and agrees that all funds spent for Budget items for the Expansion shall be located in and incorporated into the Expansion space at the Premises, including without limitation, the IGE Rolling Benches and the fertigation equipment. Landlord and Tenant acknowledge and agree that once incorporated into the Premises, Landlord shall be entitled to depreciate (and take applicable depreciation expenses on its tax returns) the Premises and the Expansion on its books and records.

6. **COLORADO SPRINGS SITE**. Tenant covenants and agrees that it shall spend as much time as necessary at the Lot 1 Premises and the Lot 18 Premises in order to maximize the profitability of such sites. Tenant covenants and agrees that it (and its affiliates and related parties and its investors) shall not expend any sum of money in expanding their existing cultivation facility in Colorado Springs, Colorado beyond the ongoing 6,000 SF expansion currently underway as of the date hereof. This 6,000 SF expansion shall not exceed 6,000 SF and Tenant covenants to not invest additional sums of its or its affiliates or its investors funds in such facility beyond the cost of the existing 6,000 SF expansion.

7. **MISCELLANEOUS:** (i) the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns; (ii) this Modification, together with the Lease, constitutes the entire understanding between the parties in respect to the subject matter hereof, and the Lease has not been modified or amended, except by this Modification; (iii) Tenant hereby covenants, represents, warrants and independently stipulates to Landlord that (a) the Lease is not in default by Landlord, and remains in full force and effect, (b) Tenant owns and holds the Tenant's interest in the Lease, and the same, as well as all leasehold improvements, furniture, fixtures and equipment, and personalty contained in the Premises, are free and clear of all liens, claims and encumbrances of whatsoever kind and nature, and Tenant has paid all personal property and other taxes relating to the same and to the Premises and the Lease, and (c) there has been no change in the ownership of the Tenant which under the terms of the Lease would have required Landlord's consent thereto; (iv) this Modification constitutes the legal, valid and binding obligation of Tenant and Landlord, and the same is enforceable in accordance with its terms; and (v) all terms defined in the Lease and used in this Modification shall have the meanings ascribed to them in the Lease unless the context clearly otherwise requires.

AB

4. RATIFICATION: Except as hereby modified, all of the provisions of the Lease are hereby ratified and confirmed and shall be and remain in full force and effect, and the same are enforceable in accordance with their terms.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, as of the date first above written.

LANDLORD:

PW CO CanRE JAB LLC a Colorado LLC

By: _______________
David H. Lesser
Authorized Signatory

TENANT:

JAB Industries Ltd, a Colorado LLC

By: _______________
(Sign Above)
Print Name: Aaron Bluse
Its: CEO / Member

Witnesses for Landlord:

____
First Witness for Landlord

____
Second Witness for Landlord

Witnesses for Tenant:

____
First Witness for Tenant

____
Second Witness for Tenant

Exhibit 2

Rent Schedule

Month	Date	Monthly Rent		Monthly Rent if Reset
1	1-Nov-20	-		
2	1-Dec-20	-		NA
3	1-Jan-20	-		NA
4	1-Feb-20	-		NA
5	1-Mar-20	-		NA
6	1-Apr-20	-		NA
7	1-May-20	-		NA
8	1-Jun-20	25,266.16		NA
9	1-Jul-20	25,266.16		NA
10	1-Aug-20	25,266.16		NA
11	1-Sep-20	25,266.16		NA
12	1-Oct-20	25,266.16		NA
13	1-Nov-20	25,266.16		NA
14	1-Dec-20	25,266.16		NA
15	1-Jan-21	25,266.16		NA
16	1-Feb-21	25,266.16		NA
17	1-Mar-21	25,266.16		NA
18	1-Apr-21	25,266.16		NA
19	1-May-21	25,266.16		NA
20	1-Jun-21	25,266.16		NA
21	1-Jul-21	25,266.16		NA
22	1-Aug-21	25,266.16		NA
23	1-Sep-21	25,266.16		NA

AB

24	1-Oct-21	25,266.16		NA
25	1-Nov-21	25,266.16		NA
26	1-Dec-21	25,266.16		NA
27	1-Jan-22	25,266.16		NA
28	1-Feb-22	25,266.16		NA
29	1-Mar-22	25,266.16		NA
30	1-Apr-22	25,266.16		NA
31	1-May-22	25,266.16		NA
32	1-Jun-22	25,266.16		NA
33	1-Jul-22	25,266.16		NA
34	1-Aug-22	25,266.16		NA
35	1-Sep-22	25,266.16		NA
36	1-Oct-22	25,266.16		NA
37	1-Nov-22	25,266.16		NA
38	1-Dec-22	25,266.16		NA
39	1-Jan-23	25,266.16		NA
40	1-Feb-23	25,266.16		NA
41	1-Mar-23	25,266.16		NA
42	1-Apr-23	25,266.16		NA
43	1-May-23	25,266.16		NA
44	1-Jun-23	9,561.98		NA
45	1-Jul-23	9,561.98		NA
46	1-Aug-23	9,561.98		NA

AB

47	1-Sep-23	9,561.98		NA
48	1-Oct-23	9,561.98		NA
49	1-Nov-23	9,561.98		NA
50	1-Dec-23	9,561.98		NA
51	1-Jan-24	9,561.98		NA
52	1-Feb-24	9,561.98		NA
53	1-Mar-24	9,561.98		NA
54	1-Apr-24	9,561.98		NA
55	1-May-24	9,561.98		NA
56	1-Jun-24	9,848.84		NA
57	1-Jul-24	9,848.84		NA
58	1-Aug-24	9,848.84		NA
59	1-Sep-24	9,848.84		NA
60	1-Oct-24	9,848.84		NA
61	1-Nov-24	9,848.84		NA
62	1-Dec-24	9,848.84		NA
63	1-Jan-25	9,848.84		NA
64	1-Feb-25	9,848.84		NA
65	1-Mar-25	9,848.84		NA
66	1-Apr-25	9,848.84		NA
67	1-May-25	9,848.84		NA
68	1-Jun-25	10,144.30		NA
69	1-Jul-25	10,144.30		NA
70	1-Aug-25	10,144.30		NA
71	1-Sep-25	10,144.30		NA
72	1-Oct-25	10,144.30		NA
73	1-Nov-25	10,144.30		6,821.86
74	1-Dec-25	10,144.30		6,821.86
75	1-Jan-26	10,144.30		6,821.86
76	1-Feb-26	10,144.30		6,821.86
77	1-Mar-26	10,144.30		6,821.86

AB

78	1-Apr-26	10,144.30		6,821.86
79	1-May-26	10,144.30		6,821.86
80	1-Jun-26	10,448.63		6,821.86
81	1-Jul-26	10,448.63		6,821.86
82	1-Aug-26	10,448.63		6,821.86
83	1-Sep-26	10,448.63		6,821.86
84	1-Oct-26	10,448.63		6,821.86
85	1-Nov-26	10,448.63		7,026.52
86	1-Dec-26	10,448.63		7,026.52
87	1-Jan-27	10,448.63		7,026.52
88	1-Feb-27	10,448.63		7,026.52
89	1-Mar-27	10,448.63		7,026.52
90	1-Apr-27	10,448.63		7,026.52
91	1-May-27	10,448.63		7,026.52
92	1-Jun-27	10,762.09		7,026.52
93	1-Jul-27	10,762.09		7,026.52
94	1-Aug-27	10,762.09		7,026.52
95	1-Sep-27	10,762.09		7,026.52
96	1-Oct-27	10,762.09		7,026.52
97	1-Nov-27	10,762.09		7,237.31
98	1-Dec-27	10,762.09		7,237.31
99	1-Jan-28			7,237.31

AB

		10,762.09		
100	1-Feb-28	10,762.09		7,237.31
101	1-Mar-28	10,762.09		7,237.31
102	1-Apr-28	10,762.09		7,237.31
103	1-May-28	10,762.09		7,237.31
104	1-Jun-28	11,084.95		7,237.31
105	1-Jul-28	11,084.95		7,237.31
106	1-Aug-28	11,084.95		7,237.31
107	1-Sep-28	11,084.95		7,237.31
108	1-Oct-28	11,084.95		7,237.31
109	1-Nov-28	11,084.95		7,454.43
110	1-Dec-28	11,084.95		7,454.43
111	1-Jan-29	11,084.95		7,454.43
112	1-Feb-29	11,084.95		7,454.43
113	1-Mar-29	11,084.95		7,454.43
114	1-Apr-29	11,084.95		7,454.43
115	1-May-29	11,084.95		7,454.43
116	1-Jun-29	11,417.50		7,454.43
117	1-Jul-29	11,417.50		7,454.43
118	1-Aug-29	11,417.50		7,454.43
119	1-Sep-29	11,417.50		7,454.43
120	1-Oct-29	11,417.50		7,454.43

121	1-Nov-29	11,417.50		7,678.07
122	1-Dec-29	11,417.50		7,678.07
123	1-Jan-30	11,417.50		7,678.07
124	1-Feb-30	11,417.50		7,678.07
125	1-Mar-30	11,417.50		7,678.07
126	1-Apr-30	11,417.50		7,678.07
127	1-May-30	11,417.50		7,678.07
128	1-Jun-30	11,760.03		7,678.07
129	1-Jul-30	11,760.03		7,678.07
130	1-Aug-30	11,760.03		7,678.07
131	1-Sep-30	11,760.03		7,678.07
132	1-Oct-30	11,760.03		7,678.07
133	1-Nov-30	11,760.03		7,908.41
134	1-Dec-30	11,760.03		7,908.41
135	1-Jan-31	11,760.03		7,908.41
136	1-Feb-31	11,760.03		7,908.41
137	1-Mar-31	11,760.03		7,908.41
138	1-Apr-31	11,760.03		7,908.41
139	1-May-31	11,760.03		7,908.41
140	1-Jun-31	12,112.83		7,908.41
141	1-Jul-31	12,112.83		7,908.41
	1-Aug-31			7,908.41

142		12,112.83		
143	1-Sep-31	12,112.83		7,908.41
144	1-Oct-31	12,112.83		7,908.41
145	1-Nov-31	12,112.83		8,145.66
146	1-Dec-31	12,112.83		8,145.66
147	1-Jan-32	12,112.83		8,145.66
148	1-Feb-32	12,112.83		8,145.66
149	1-Mar-32	12,112.83		8,145.66
150	1-Apr-32	12,112.83		8,145.66
151	1-May-32	12,112.83		8,145.66
152	1-Jun-32	12,476.21		8,145.66
153	1-Jul-32	12,476.21		8,145.66
154	1-Aug-32	12,476.21		8,145.66
155	1-Sep-32	12,476.21		8,145.66
156	1-Oct-32	12,476.21		8,145.66
157	1-Nov-32	12,476.21		8,390.03
158	1-Dec-32	12,476.21		8,390.03
159	1-Jan-33	12,476.21		8,390.03
160	1-Feb-33	12,476.21		8,390.03
161	1-Mar-33	12,476.21		8,390.03
162	1-Apr-33	12,476.21		8,390.03
163	1-May-33	12,476.21		8,390.03

AB

164	1-Jun-33	12,850.50		8,390.03
165	1-Jul-33	12,850.50		8,390.03
166	1-Aug-33	12,850.50		8,390.03
167	1-Sep-33	12,850.50		8,390.03
168	1-Oct-33	12,850.50		8,390.03
169	1-Nov-33	12,850.50		8,641.73
170	1-Dec-33	12,850.50		8,641.73
171	1-Jan-34	12,850.50		8,641.73
172	1-Feb-34	12,850.50		8,641.73
173	1-Mar-34	12,850.50		8,641.73
174	1-Apr-34	12,850.50		8,641.73
175	1-May-34	12,850.50		8,641.73
176	1-Jun-34	13,236.01		8,641.73
177	1-Jul-34	13,236.01		8,641.73
178	1-Aug-34	13,236.01		8,641.73
179	1-Sep-34	13,236.01		8,641.73
180	1-Oct-34	13,236.01		8,641.73
181	1-Nov-34	13,236.01		8,900.98
182	1-Dec-34	13,236.01		8,900.98
183	1-Jan-35	13,236.01		8,900.98
184	1-Feb-35	13,236.01		8,900.98
	1-Mar-35			8,900.98

185		13,236.01		
186	1-Apr-35	13,236.01		8,900.98
187	1-May-35	13,236.01		8,900.98
188	1-Jun-35	13,633.10		8,900.98
189	1-Jul-35	13,633.10		8,900.98
190	1-Aug-35	13,633.10		8,900.98
191	1-Sep-35	13,633.10		8,900.98
192	1-Oct-35	13,633.10		8,900.98
193	1-Nov-35	13,633.10		9,168.01
194	1-Dec-35	13,633.10		9,168.01
195	1-Jan-36	13,633.10		9,168.01
196	1-Feb-36	13,633.10		9,168.01
197	1-Mar-36	13,633.10		9,168.01
198	1-Apr-36	13,633.10		9,168.01
199	1-May-36	13,633.10		9,168.01
200	1-Jun-36	14,042.09		9,168.01
201	1-Jul-36	14,042.09		9,168.01
202	1-Aug-36	14,042.09		9,168.01
203	1-Sep-36	14,042.09		9,168.01
204	1-Oct-36	14,042.09		9,168.01
205	1-Nov-36	14,042.09		9,443.05
206	1-Dec-36	14,042.09		9,443.05

207	1-Jan-37	14,042.09		9,443.05
208	1-Feb-37	14,042.09		9,443.05
209	1-Mar-37	14,042.09		9,443.05
210	1-Apr-37	14,042.09		9,443.05
211	1-May-37	14,042.09		9,443.05
212	1-Jun-37	14,463.35		9,443.05
213	1-Jul-37	14,463.35		9,443.05
214	1-Aug-37	14,463.35		9,443.05
215	1-Sep-37	14,463.35		9,443.05
216	1-Oct-37	14,463.35		9,443.05
217	1-Nov-37	14,463.35		9,726.35
218	1-Dec-37	14,463.35		9,726.35
219	1-Jan-38	14,463.35		9,726.35
220	1-Feb-38	14,463.35		9,726.35
221	1-Mar-38	14,463.35		9,726.35
222	1-Apr-38	14,463.35		9,726.35
223	1-May-38	14,463.35		9,726.35
224	1-Jun-38	14,897.25		9,726.35
225	1-Jul-38	14,897.25		9,726.35
226	1-Aug-38	14,897.25		9,726.35
227	1-Sep-38	14,897.25		9,726.35
	1-Oct-38			9,726.35

228		14,897.25		
229	1-Nov-38	14,897.25		10,018.14
230	1-Dec-38	14,897.25		10,018.14
231	1-Jan-39	14,897.25		10,018.14
232	1-Feb-39	14,897.25		10,018.14
233	1-Mar-39	14,897.25		10,018.14
234	1-Apr-39	14,897.25		10,018.14
235	1-May-39	14,897.25		10,018.14
236	1-Jun-39	15,344.17		10,018.14

Option Period 1:

237	1-Jul-39	15,344.17		10,018.14
238	1-Aug-39	15,344.17		10,318.68
239	1-Sep-39	15,344.17		10,318.68
240	1-Jul-39	15,344.17		10,318.68
241	1-Aug-39	15,344.17		10,628.24
242	1-Sep-39	15,344.17		10,628.24
243	1-Oct-39	15,344.17		10,628.24
244	1-Nov-39	15,344.17		10,628.24
245	1-Dec-39	15,344.17		10,628.24
246	1-Jan-40	15,344.17		10,628.24
247	1-Feb-40	15,344.17		10,628.24
	1-Mar-40			10,628.24

248		15,804.49		
249	1-Apr-40	15,804.49		10,734.52
250	1-May-40	15,804.49		11,056.56
251	1-Jun-40	15,804.49		11,056.56
252	1-Jul-40	15,804.49		11,056.56
253	1-Aug-40	15,804.49		11,388.26
254	1-Sep-40	15,804.49		11,388.26
255	1-Oct-40	15,804.49		11,388.26
256	1-Nov-40	15,804.49		11,388.26
257	1-Dec-40	15,804.49		11,388.26
258	1-Jan-41	15,804.49		11,388.26
259	1-Feb-41	15,804.49		11,388.26
260	1-Mar-41	16,278.63		11,388.26
261	1-Apr-41	16,278.63		11,388.26
262	1-May-41	16,278.63		11,388.26
263	1-Jun-41	16,278.63		11,388.26
264	1-Jul-41	16,278.63		11,388.26
265	1-Aug-41	16,278.63		11,729.90
266	1-Sep-41	16,278.63		11,729.90
267	1-Oct-41	16,278.63		11,729.90
268	1-Nov-41	16,278.63		11,729.90
269	1-Dec-41	16,278.63		11,729.90

PB

270	1-Jan-42	16,278.63		11,729.90
271	1-Feb-42	16,278.63		11,729.90
272	1-Mar-42	16,766.99		11,729.90
273	1-Apr-42	16,766.99		11,729.90
274	1-May-42	16,766.99		11,729.90
275	1-Jun-42	16,766.99		11,729.90
276	1-Jul-42	16,766.99		11,729.90
277	1-Aug-42	16,766.99		12,081.80
278	1-Sep-42	16,766.99		12,081.80
279	1-Oct-42	16,766.99		12,081.80
280	1-Nov-42	16,766.99		12,081.80
281	1-Dec-42	16,766.99		12,081.80
282	1-Jan-43	16,766.99		12,081.80
283	1-Feb-43	16,766.99		12,081.80
284	1-Mar-43	17,270.00		12,081.80
285	1-Apr-43	17,270.00		12,081.80
286	1-May-43	17,270.00		12,081.80
287	1-Jun-43	17,270.00		12,081.80
288	1-Jul-43	17,270.00		12,081.80
289	1-Aug-43	17,270.00		12,444.25
290	1-Sep-43	17,270.00		12,444.25
	1-Oct-43			12,444.25

AB

291		17,270.00		
292	1-Nov-43	17,270.00		12,444.25
293	1-Dec-43	17,270.00		12,444.25
294	1-Jan-44	17,270.00		12,444.25
295	1-Feb-44	17,270.00		12,444.25
296	1-Mar-44	17,788.10		12,444.25
297	1-Apr-44	17,788.10		12,444.25
298	1-May-44	17,788.10		12,444.25
299	1-Jun-44	17,788.10		12,444.25

Option Period 2:

299	1-Jul-44	17,788.10		12,444.25
300	1-Aug-44	17,788.10		12,817.58
301	1-Sep-44	17,788.10		12,817.58
302	1-Oct-44	17,788.10		12,817.58
303	1-Nov-44	17,788.10		12,817.58
304	1-Dec-44	17,788.10		12,817.58
305	1-Jan-45	17,788.10		12,817.58
306	1-Feb-45	17,788.10		12,817.58
307	1-Mar-45	18,321.74		12,817.58
308	1-Apr-45	18,321.74		12,817.58
309	1-May-45	18,321.74		12,817.58
	1-Jun-45			12,817.58

AB

310		18,321.74		
311	1-Jul-45	18,321.74		13,202.11
312	1-Aug-45	18,321.74		13,202.11
313	1-Sep-45	18,321.74		13,202.11
314	1-Oct-45	18,321.74		13,202.11
315	1-Nov-45	18,321.74		13,202.11
316	1-Dec-45	18,321.74		13,202.11
317	1-Jan-46	18,321.74		13,202.11
318	1-Feb-46	18,321.74		13,202.11
319	1-Mar-46	18,871.39		13,202.11
320	1-Apr-46	18,871.39		13,202.11
321	1-May-46	18,871.39		13,202.11
322	1-Jun-46	18,871.39		13,202.11
323	1-Jul-46	18,871.39		13,598.17
324	1-Aug-46	18,871.39		13,598.17
325	1-Sep-46	18,871.39		13,598.17
326	1-Oct-46	18,871.39		13,598.17
327	1-Nov-46	18,871.39		13,598.17
328	1-Dec-46	18,871.39		13,598.17
329	1-Jan-47	18,871.39		13,598.17
330	1-Feb-47	18,871.39		13,598.17
331	1-Mar-47	19,437.53		13,598.17

332	1-Apr-47	19,437.53		13,598.17
333	1-May-47	19,437.53		13,598.17
334	1-Jun-47	19,437.53		13,598.17
335	1-Jul-47	19,437.53		14,006.12
336	1-Aug-47	19,437.53		14,006.12
337	1-Sep-47	19,437.53		14,006.12
338	1-Oct-47	19,437.53		14,006.12
339	1-Nov-47	19,437.53		14,006.12
340	1-Dec-47	19,437.53		14,006.12
341	1-Jan-48	19,437.53		14,006.12
342	1-Feb-48	19,437.53		14,006.12
343	1-Mar-48	20,020.66		14,006.12
344	1-Apr-48	20,020.66		14,006.12
345	1-May-48	20,020.66		14,006.12
346	1-Jun-48	20,020.66		14,006.12
347	1-Jul-48	20,020.66		14,426.30
348	1-Aug-48	20,020.66		14,426.30
349	1-Sep-48	20,020.66		14,426.30
350	1-Oct-48	20,020.66		14,426.30
351	1-Nov-48	20,020.66		14,426.30
352	1-Dec-48	20,020.66		14,426.30
	1-Jan-49			14,426.30

353		20,020.66		
354	1-Feb-49	20,020.66		14,426.30
355	1-Mar-49	20,621.28		14,426.30
356	1-Apr-49	20,621.28		14,426.30
357	1-May-49	20,621.28		14,426.30
358	1-Jun-49	20,621.28		14,426.30

Option Period 1:

241	1-Jul-39	20,621.28		14,859.09
242	1-Aug-39	20,621.28		14,859.09
243	1-Sep-39	20,621.28		14,859.09
244	1-Oct-39	20,621.28		14,859.09
245	1-Nov-39	20,621.28		14,859.09
246	1-Dec-39	20,621.28		14,859.09
247	1-Jan-40	20,621.28		14,859.09
248	1-Feb-40	20,621.28		14,859.09
249	1-Mar-40	21,239.92		14,859.09
250	1-Apr-40	21,239.92		14,859.09
251	1-May-40	21,239.92		14,859.09
252	1-Jun-40	21,239.92		14,859.09
253	1-Jul-40	21,239.92		15,304.86
254	1-Aug-40	21,239.92		15,304.86
	1-Sep-40			15,304.86

255		21,239.92
256	1-Oct-40	21,239.92
257	1-Nov-40	21,239.92
258	1-Dec-40	21,239.92
259	1-Jan-41	21,239.92
260	1-Feb-41	21,239.92
261	1-Mar-41	21,877.12
262	1-Apr-41	21,877.12
263	1-May-41	21,877.12
264	1-Jun-41	21,877.12
265	1-Jul-41	21,877.12
266	1-Aug-41	21,877.12
267	1-Sep-41	21,877.12
268	1-Oct-41	21,877.12
269	1-Nov-41	21,877.12
270	1-Dec-41	21,877.12
271	1-Jan-42	21,877.12
272	1-Feb-42	21,877.12
273	1-Mar-42	21,877.12
274	1-Apr-42	22,533.43
275	1-May-42	22,533.43
276	1-Jun-42	22,533.43

15,304.86
15,304.86
15,304.86
15,304.86
15,304.86
15,304.86
15,304.86
15,304.86
15,304.86
15,764.01
15,764.01
15,764.01
15,764.01
15,764.01
15,764.01
15,764.01
15,764.01
15,764.01
15,764.01
15,764.01
15,764.01

277	1-Jul-42	22,533.43	16,236.93
278	1-Aug-42	22,533.43	16,236.93
279	1-Sep-42	22,533.43	16,236.93
280	1-Oct-42	22,533.43	16,236.93
281	1-Nov-42	22,533.43	16,236.93
282	1-Dec-42	22,533.43	16,236.93
283	1-Jan-43	22,533.43	16,236.93
284	1-Feb-43	22,533.43	16,236.93
285	1-Mar-43	22,533.43	16,236.93
286	1-Apr-43	23,209.43	16,236.93
287	1-May-43	23,209.43	16,236.93
288	1-Jun-43	23,209.43	16,236.93
289	1-Jul-43	23,209.43	16,724.04
290	1-Aug-43	23,209.43	16,724.04
291	1-Sep-43	23,209.43	16,724.04
292	1-Oct-43	23,209.43	16,724.04
293	1-Nov-43	23,209.43	16,724.04
294	1-Dec-43	23,209.43	16,724.04
295	1-Jan-44	23,209.43	16,724.04
296	1-Feb-44	23,209.43	16,724.04
297	1-Mar-44	23,209.43	16,724.04
	1-Apr-44		16,724.04

298		23,905.71	
299	1-May-44	23,905.71	16,724.04
300	1-Jun-44	23,905.71	16,724.04

Option Period 2:

301	1-Jul-44	23,905.71	17,225.76
302	1-Aug-44	23,905.71	17,225.76
303	1-Sep-44	23,905.71	17,225.76
304	1-Oct-44	23,905.71	17,225.76
305	1-Nov-44	23,905.71	17,225.76
306	1-Dec-44	23,905.71	17,225.76
307	1-Jan-45	23,905.71	17,225.76
308	1-Feb-45	23,905.71	17,225.76
309	1-Mar-45	23,905.71	17,225.76
310	1-Apr-45	24,622.89	17,225.76
311	1-May-45	24,622.89	17,225.76
312	1-Jun-45	24,622.89	17,225.76
313	1-Jul-45	24,622.89	17,742.53
314	1-Aug-45	24,622.89	17,742.53
315	1-Sep-45	24,622.89	17,742.53
316	1-Oct-45	24,622.89	17,742.53
317	1-Nov-45	24,622.89	17,742.53
	1-Dec-45		17,742.53

318		24,622.89
319	1-Jan-46	24,622.89
320	1-Feb-46	24,622.89
321	1-Mar-46	24,622.89
322	1-Apr-46	25,361.57
323	1-May-46	25,361.57
324	1-Jun-46	25,361.57
325	1-Jul-46	25,361.57
326	1-Aug-46	25,361.57
327	1-Sep-46	25,361.57
328	1-Oct-46	25,361.57
329	1-Nov-46	25,361.57
330	1-Dec-46	25,361.57
331	1-Jan-47	25,361.57
332	1-Feb-47	25,361.57
333	1-Mar-47	25,361.57
334	1-Apr-47	26,122.42
335	1-May-47	26,122.42
336	1-Jun-47	26,122.42
337	1-Jul-47	26,122.42
338	1-Aug-47	26,122.42
339	1-Sep-47	26,122.42

17,742.53
17,742.53
17,742.53
17,742.53
17,742.53
17,742.53
18,274.81
18,274.81
18,274.81
18,274.81
18,274.81
18,274.81
18,274.81
18,274.81
18,274.81
18,274.81
18,274.81
18,274.81
18,823.05
18,823.05
18,823.05

340	1-Oct-47	26,122.42	18,823.05
341	1-Nov-47	26,122.42	18,823.05
342	1-Dec-47	26,122.42	18,823.05
343	1-Jan-48	26,122.42	18,823.05
344	1-Feb-48	26,122.42	18,823.05
345	1-Mar-48	26,122.42	18,823.05
346	1-Apr-48	26,906.09	18,823.05
347	1-May-48	26,906.09	18,823.05
348	1-Jun-48	26,906.09	18,823.05
349	1-Jul-48	26,906.09	19,387.74
350	1-Aug-48	26,906.09	19,387.74
351	1-Sep-48	26,906.09	19,387.74
352	1-Oct-48	26,906.09	19,387.74
353	1-Nov-48	26,906.09	19,387.74
354	1-Dec-48	26,906.09	19,387.74
355	1-Jan-49	26,906.09	19,387.74
356	1-Feb-49	26,906.09	19,387.74
357	1-Mar-49	26,906.09	19,387.74
358	1-Apr-49	27,713.28	19,387.74
359	1-May-49	27,713.28	19,387.74
360	1-Jun-49	27,713.28	19,387.74

Exhibit 3A

The Plans

Exhibit 3B

Expansion Budget

Items	Cost
Permits/Use Taxes	9,800
Greenhouse Construction	198,000
Site Prep	4,000
Concrete Slab	45,900
Electrical	48,600
Plumbing floor drains	7,500
Gas piping, heater install	22,000
Wadsworth Controller	45,000
Greenhouse Kit	144,757
Poly, w/b/w, screen	30,025
Exhaust Fans	14,724
Truss Mounted Louvers	2,132
Pad Cooling System	5,857
Above Curtain Fans/Louvers	2,242
Lennox Heaters (6)	7,976
V-Flow Fans (15)	5,759
CO2 Generators	5,423
Fog Cooling System	18,159
Blackout Curtain	40,390
Shade Curtain	41,117
Roof Vent Motors	7,342
Lock End Vent Window Motors	3,912
Freight	16,500
1000w DE HPS	59,904
Sales Tax on Nexus Package	18,783
Equipment Rental - Scissor Lift	1,500
Equipment Rental - Scissor Lift	9,000
Equipment Rental - Scissor Lift	1,500
CM	40,890
Contingency	40,890
Real Estate Total	899,582